                                                                    Exhibit 10.4

                            STOCK PLEDGE AGREEMENT

          This AGREEMENT (as amended, supplemented or modified from time to time, this "Pledge Agreement") is dated as of October 31, 2000 and is by HADRON, INC., a New York corporation (the "Pledgor") in favor of UNITED BANK, a Virginia banking corporation (the "Bank").

          The Pledgor has entered into a Loan and Security Agreement dated as of June 29, 1999 with the Bank (as the same has been and may be amended, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Obligors under such Agreement or any successor agreement, the "Loan Agreement"). To provide collateral security for the Notes (as defined in the Loan Agreement), the Pledgor desires to enter into this Pledge Agreement. Accordingly, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1.  Definitions.  Terms defined in the Loan Agreement and
                        -----------
not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

          Section 1.2.  UCC Terms.  Unless otherwise defined herein, or unless
                        ---------
the context otherwise requires, all terms used herein which are defined in the Virginia Uniform Commercial Code shall have the meanings therein stated.


                                  ARTICLE II
                            THE SECURITY INTERESTS

          Section 2.1.  The Security Interests.  The Pledgor hereby pledges to
                        ----------------------
the Bank, and grants to the Bank a security interest in, the following (the "Pledged Collateral"):

          (i) the shares of stock described on Schedule I hereto (the "Pledged Shares"), and all dividends, distributions, cash, instruments and other property and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares;

          (ii) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such shares;

          (iii) to the extent not otherwise included in the foregoing, all cash and non-cash proceeds thereof.
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          Section 2.2.  Security for Obligations.  This Pledge Agreement secures
                        ------------------------
the payment of: (i) all amounts now or hereafter payable by the Borrower and any other party assuming obligations under the Notes and the Loan Agreement by joinder or otherwise (collectively, the "Obligors") to the Bank on the Notes;
(ii) all other obligations or liabilities now or hereafter payable by the Obligors pursuant to the Loan Agreement; (iii) all obligations and liabilities now or hereafter payable by the Obligors under, arising out of or in connection with the Loan Documents; and (iv) all other indebtedness, obligations and liabilities of the Obligors to the Bank, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, related or unrelated to the Loans, similar or dissimilar to the indebtedness arising out of or in connection with the Loan Agreement or of the same or a different class of indebtedness as the indebtedness arising out of the Loan Agreement, including, without limitation, any overdrafts in any deposit accounts maintained by the Obligors with the Bank, all obligations of the Obligors with respect to letters of credit, if any, issued by the Bank for the account of the Obligors, any indebtedness of the Obligors that is purchased by or assigned to the Bank and any indebtedness of the Obligors to any assignee of all or a portion of the Notes or any other obligation referred to above, together with all renewals, modifications, consolidations and extensions thereof (all such indebtedness, obligations and liabilities being herein called the "Obligations"). The security interests granted by this Pledge Agreement are granted as security only and shall not subject the Bank to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Pledged Collateral or any transaction in connection therewith.

          Section 2.3.  Perfection of Security Interests.  All certificates or
                        --------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Bank. The Bank shall have the right, at any time in its discretion and without notice to the Pledgor, to cause any or all of the Pledged Shares or other Pledged Collateral to be transferred of record into the name of the Bank or its nominee.

          Section 2.4.  Termination of Security Interests; Release of Pledged
                        -----------------------------------------------------
Collateral.  Upon the full, final and irrevocable payment and performance of all
----------
the Obligations and the termination of the Commitments of the Bank under the Loan Agreement, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. In addition, at any time and from time to time prior to such termination of the security interests, the Bank may release any of the Pledged Collateral. Upon any such termination of the security interests or any release of the Pledged Collateral, the Bank will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Bank.

          Section 2.5.  Security Interests Absolute.  All rights of the Bank and
                        ---------------------------
security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation, the Notes or any other document evidencing or securing such Obligation, by operation of law or otherwise;

          (ii) any modification or amendment or supplement to the Loan Agreement, the Notes or any other document evidencing or securing any Obligation;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any Obligation;

          (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Obligors or its assets or any resulting disallowance, release or discharge of all or any portion of the Obligations;

          (v) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Obligors, the Bank or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of
                   --------
     any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Obligors for any reason of any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Obligors of the Obligations;

          (vii) any failure by the Bank (a) to file or enforce a claim against the Obligors or their respective estate s (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Obligors of any new or additional indebtedness or obligation under or with respect to the Obligations, (c) to commence any action against the Obligors, (d) to disclose to the Pledgor any facts which the Bank may now or hereafter know with regard to the Obligors or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations; or

          (viii) any other act or omission to act or delay of any kind by the Obligors or the Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

          The Pledgor represents and warrants as follows:

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

          Section 3.1.  Contravention.  The execution, delivery and performance
                        -------------
by the Pledgor of this Pledge Agreement require no action by or in respect of, or filing with, any Government and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor or result in the creation or imposition of any Lien (other than the Lien of this Pledge Agreement) upon any of its assets.

          Section 3.2.  Binding Effect.  This Pledge Agreement constitutes a
                        --------------
valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.3.  Title to Pledged Shares.  The Pledgor owns all of the
                        -----------------------
Pledged Shares free and clear of any Liens other than the security interests granted hereby.

          Section 3.4.  Pledged Shares.  All Pledged Shares have been duly
                        --------------
authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares with respect thereto.

          Section 3.5.  Validity, Perfection and Priority of Security Interests.
                        -------------------------------------------------------
Upon delivery of all certificates or instruments representing or evidencing the Pledged Securities to the Bank, the Bank will have a valid and perfected security interest in the Pledged Collateral subject to no prior Lien. No registration, recordation or filing with any Government is required in connection with the execution or delivery of this Pledge Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Bank granted hereby. The Pledgor has not performed any acts which might prevent the Bank from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Bank in any such enforcement.

          Section 3.6.  Outstanding Shares.  The Pledged Shares constitute 100%
                        ------------------
of the issued and outstanding shares of capital stock of the respective issuers thereof.


                                  ARTICLE IV
                                   COVENANTS

          The Pledgor agrees that so long as the Bank has any Commitment under the Loan Agreement or any Obligation remains unpaid:

          Section 4.1.  Filing; Further Assurances.  The Pledgor will, at its
                        --------------------------
expense and in such manner and form as the Bank may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Bank to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Bank to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements which the Bank in its sole discretion may deem necessary or appropriate to further perfect the security interests.

          Section 4.2.  Liens on Pledged Collateral.  The Pledgor will not sell
                        ---------------------------
or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any Lien (other than security interests in favor of the Bank) on any Pledged Collateral. The Pledgor agrees that it will cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor and the Pledger will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          Section 4.3.  Change in Law.  The Pledgor will promptly notify the
                        -------------
Bank in writing of any change in law known to it (and will use its best efforts to become aware of any such change in law) which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests or (ii) requires or will require a change in the procedures to be followed in order to maintain and protect the validity, perfection and priority of the security interests.


                                   ARTICLE V
                      DISTRIBUTIONS ON COLLATERAL; VOTING

          Section 5.1.  Right to Receive Distributions on Pledged Collateral;
                        ----------------------------------------------------
Voting.   (a)  So long as no Default shall have occurred and be continuing:
------

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Loan Agreement; provided, however, that the Pledgor shall
                                      --------  -------
     give the Bank at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right and the Pledgor shall not exercise or refrain from exercising any such right if, in the Bank's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, provided, however, that any and all
                                        --------  -------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (C) cash paid, payable or otherwise distributed in respect of principal of, in redemption of, or in exchange for, any Pledged Collateral,

     shall be, and shall be forthwith delivered to the Bank to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Bank shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b)  Upon the occurrence and during the continuance of a Default:

          (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5.1(a)(ii) shall cease, and all such rights shall thereupon become vested in the Bank which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 5.1(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

     (c) Upon the occurrence and during the continuance of a Default and upon notice by the Bank to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.1(a)(i) shall cease, and all such rights shall there-upon become vested in the Bank who shall thereupon have the sole right to exercise such voting and other consensual rights.


                                  ARTICLE VI
                          GENERAL AUTHORITY; REMEDIES

          Section 6.1.  General Authority.  The Pledgor hereby irrevocably
                        -----------------
appoints the Bank and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of the Pledgor or its own name, for the sole use and benefit of the Bank, but at the Pledgor's expense, at any time and from time to time, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Pledge Agreement and, without limiting the foregoing, the Pledgor hereby gives the Bank the power and right on its behalf, without notice to or further assent by the Pledgor to do the following:

          (i) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Pledgor as, or in connection with, the Pledged Collateral;

          (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

          (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

          (iv) to sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Bank were the absolute owner thereof; and

          (v) to do, at its option, but at the expense of the Pledgor, at any time or from time to time, all acts and things which the Bank deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

          Section 6.2.  UCC Rights.  If a Default shall have occurred, the Bank
                        ----------
may in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the Obligations, exercise (i) all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Bank at law or equity.

          Section 6.3.  Application of Proceeds; Sale of Pledged Collateral.
                        ---------------------------------------------------

          (a) The Pledgor expressly agrees that if a Default shall occur and be continuing, the Bank, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgor or any other Person (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith
(i) apply the cash, if any, then held by it as Collateral as specified in
Section 6.8 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale, at any office of the Bank or elsewhere in such manner as is commercially reasonable and, as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Bank arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

          (b) Unless the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give the Pledgor five days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Bank shall not be obligated to make any such sale pursuant to any such notice. The Bank may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

          Section 6.4.  Rights of Purchasers.  Upon any sale of the Pledged
                        --------------------
Collateral (whether public or private) the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Bank) at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under Section 8.9-506 of the UCC, stay or approval which it has or may have under any law now existing or hereafter adopted.

          Section 6.5.  Securities Act, etc.
                        -------------------

          (a) In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Bank in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Bank may be held to have certain general duties and obligations to the Pledgor to make some effort toward obtaining a fair price even though the obligations of the Pledgor may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Bank is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not attempt to hold the Bank responsible for selling all or any part of the Pledged Collateral at any inadequate price even if the Bank shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Bank were to place all or any part of the Pledged Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Collateral for its own account, or if the Bank placed all or any part of the Pledged Collateral privately with a purchaser or purchasers.

          Accordingly, the Pledgor expressly agrees that the Bank is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Collateral, (ii) to cause to be placed on certificates for any or all of the Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of said Federal Securities Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Bank deems necessary or advisable in order to comply with said Federal Securities Laws or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Bank deems necessary or advisable in order to comply with said Federal Securities Laws or any other law. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor and the Bank that the provisions of this Section 6.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Bank sells the Pledged Collateral. The Bank shall under no obligation to delay a sale of any Pledged Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to it.

          (b) If the Bank shall determine to exercise its right to sell all or any of the Pledged Collateral and if in the opinion of counsel for the Bank it is necessary, or if in the opinion of the Bank it is advisable, to have the securities included in the Pledged Collateral or the portion thereof to be sold registered under the provisions of the Federal Securities Laws, the Pledgor agrees, at its own expense, (i) to execute and deliver, and to use its best efforts to cause each corporation whose securities are to be sold and their directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Bank, advisable to register such securities under the provisions of the Federal Securities Laws and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) to use its best efforts to cause the corporation whose securities are to be sold to agree to prepare, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering the period of at least 12 months beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Securities Act of 1933, (iii) to use its best efforts to qualify such securities under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities as requested by the Bank and (iv) at the request of the Bank, to indemnify and hold harmless the Bank and any underwriters (and any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Securities Act of 1933 or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Bank or any underwriters (or any person controlling any of the foregoing); provided that the Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such corporation by the Bank or any underwriter expressly for use in such registration statement or prospectus.

          Section 6.6.  Other Rights of the Bank.
                        ------------------------

          (a) The Bank (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and (ii) proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction.

          (b) The Bank shall, to the extent permitted by applicable law, without notice to the Pledgor or any party claiming through it, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Bank) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Bank, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

          (c) In no event shall the Bank have any duty to exercise any rights or take any steps to preserve the rights of the Pledgor in the Pledged Collateral, nor shall the Bank be liable to the Pledgor or any other Person for any loss caused by the Bank's failure to meet any obligation imposed by Section 8.9-207 of the UCC or any successor provision. Without limiting the foregoing, the Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Bank accords its own property, it being understood that the Bank shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged

Collateral, whether or not the Bank has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          Section 6.7.  Waiver and Estoppel.
                        -------------------

          (a) The Pledgor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws. The Pledgor covenants that it will not hinder, delay or impede the execution of any power granted to the Bank in the Loan Agreement, the Notes or this Pledge Agreement.

          (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

          (c) The Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Bank with respect to the Pledged Collateral. The Pledgor waives and agrees not to assert any privileges which it may acquire under Section 8.9-112 of the UCC.

          Section 6.8.  Application of Moneys.
                        ---------------------

          The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Bank in the following order of priority (the Pledgor remaining liable for any deficiency remaining unpaid after such application):

               first, to payment of the expenses of such sale or other
               -----
     realization, including reasonable compensation to the Bank and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Bank, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section 7.3;

               second, to payment of the Obligations; and
               ------

               finally, any surplus then remaining shall be paid to the Pledgor,
               -------
     or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1.  Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) two days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

          Section 7.2.  Waivers, Non-Exclusive Remedies.  No failure on the part
                        -------------------------------
of the Bank to exercise, and no delay in exercising, no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Bank under this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

          Section 7.3.  Expenses; Documentary Taxes.  The Pledgor shall
                        ---------------------------
forthwith on demand pay all out-of-pocket expenses incurred by the Bank, including fees and disbursements of its counsel and agents, in connection with the preparation and administration of this Pledge Agreement or the administration, sale or other disposition of the Pledged Collateral or the preservation, protection or defense of the rights of the Bank in and to the Pledged Collateral. The Pledgor shall forthwith pay on demand the amount of any taxes which the Bank may have been required to pay be reason of the security interests granted in the Pledged Collateral (including any applicable transfer taxes) or to free any of the Pledged Collateral from the lien thereof.

          Section 7.4.  Successors and Assigns.  This Pledge Agreement is for
                        ----------------------
the benefit of the Bank and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns.

          Section 7.5.  Amendments and Waivers.  Any provision of this Pledge
                        ----------------------
Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Bank.

          Section 7.6.  Delivery and Virginia Law.  This Pledge Agreement has
                        -------------------------
been delivered in Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

          Section 7.7.  Limitation by Law; Severability.  (a)  All rights,
                        -------------------------------
remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Pledge Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          Section 7.8.  Counterparts; Effectiveness.  This Pledge Agreement may
                        ---------------------------
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Pledge Agreement shall become effective when the Bank shall have received counterparts hereof signed by itself and the Pledgor.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              HADRON, INC.                    [SEAL]



                              By: __________________________________
                                            Name:

                                    Title:

                              Suite 404 West
                              7611 Little River Turnpike
                              Annandale, Virginia  22303

                                                   Schedule I



                            List of Pledged Shares
                            ----------------------


                                         Stock Certi-               Number
Stock Issuer        Class of Stock       ficate Nos.    Par Value   of Shares
------------        --------------       -----------    ---------   ---------